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                                                                   EXHIBIT 10.48

                      FIRST AMENDMENT TO SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment"), effective as of the 28th day of February, 2001, is by and between COLORADO MEDTECH, INC. ("Medtech"), CIVCO MEDICAL INSTRUMENTS CO. INC. ("Civco"), BIOMED Y2K, INC. ("Biomed"), CMED CATHETER AND DISPOSABLES TECHNOLOGY, INC. "CMed") (Medtech, Civco, Biomed and CMed shall be collectively referred to herein as "Debtor"), and KEYBANK NATIONAL ASSOCIATION, a national banking association ("Secured Party").

                                    RECITALS:

         A. On December 21, 2000, Debtor, as Borrower, and Secured Party, as Lender, entered into that certain Credit Agreement (the "Credit Agreement") pursuant to which Lender agreed to extend credit to Debtor, in an aggregate amended principal amount at any time outstanding not in excess of $15,000,000 (the "Loan"), and secured by, among other items, a Security Agreement dated as of December 21, 2000 (the "Security Agreement") executed by Debtor and Secured party.

         B. Debtor and Secured Party desire to further amend the Security Agreement under the terms and conditions set forth herein.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         1. SECURITY AGREEMENT AMENDMENTS. The Security Agreement is hereby amended as follows:

                  (a) Paragraph 4(b) of the Security Agreement shall be deleted in its entirety and replaced with the following:

                           "(b) All deposit accounts, reserves, deferred
                  payments, refunds, accounts receivable, notes, and chattel paper; all books, records and other documentation relating to the foregoing including, without limitation, all listing and compilations of such accounts and all original documents creating, evidencing, securing or guaranteeing the indebtedness under any such accounts such as contracts, orders, invoices, receipts, security documents and guarantees;".

         2. DOCUMENT RATIFICATION. Subject to the amendment set forth in Paragraph 1 above, all of the terms and conditions contained in the Security Agreement, shall remain unmodified and in full force and effect.


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         3. RELEASE. Except as specifically set forth herein, the execution of this Amendment by Secured Party does not and shall not constitute a waiver of any rights or remedies to which Secured Party is entitled, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Loan Documents.

         4. REPRESENTATIONS OF BORROWER. Debtor hereby confirms that, as of the date hereof, (i) Debtor is in compliance with each of the representations, warranties and covenants of Borrower set forth in the Security Agreement, (ii) no Event of Default exists under the Security Agreement and (iii) no fact or condition exists, which with the passage of time and/or giving of notice, would constitute an Event of Default under the Security Agreement.

         5. CONTROLLING LAW. The terms and provisions of this Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

         6. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         7. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Amendment may be detached from any counterpart of this Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Amendment identical in form hereto but having attached to it one or more additional signature pages.

         9. DEFINED TERMS. Capitalized terms not defined herein shall have the same meaning as set forth in the Credit Agreement and/or the Security Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                       COLORADO MEDTECH, INC., a Colorado
                                       corporation

                                       By: /s/ Gregory A. Gould
                                           --------------------
                                       Name: Gregory A. Gould
                                       Title: Chief Financial Officer


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                                       CIVCO MEDICAL INSTRUMENTS CO., INC., an
                                       Iowa corporation

                                       By: /s/ Charles R. Klasson, Jr.
                                           ---------------------------
                                       Name: Charles R. Klasson, Jr.
                                       Title: President


                                       BIOMED Y2K, INC., a Colorado corporation

                                       By: /s/ Stephen K. Onody
                                           --------------------
                                       Name: Stephen K. Onody
                                       Title: President


                                       CMED CATHETER AND DISPOSABLES
                                       TECHNOLOGY, INC., a Minnesota corporation

                                       By: /s/ Stephen K. Onody
                                           --------------------
                                       Name: Stephen K. Onody
                                       Title: President

                                       LENDER:

                                       KEYBANK NATIONAL ASSOCIATION

                                       By: /s/ Michelle K. Bushey
                                           ----------------------
                                       Name: Michelle K. Bushey
                                       Its: Vice President

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                       FIRST AMENDMENT TO CREDIT AGREEMENT



         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), effective as of the 30th day of April, 2001, is by and among COLORADO MEDTECH, INC. ("Medtech"), CIVCO MEDICAL INSTRUMENTS CO. INC. ("Civco"), BIOMED Y2K, INC. ("Biomed"), CMED CATHETER AND DISPOSABLES TECHNOLOGY, INC. "CMed") (Medtech, Civco, Biomed and CMed shall be collectively referred to herein as "Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association (the "Lender ").

                                    RECITALS:

         A. On December 21, 2000, Borrower and Lender entered into that certain Credit Agreement (the "Credit Agreement") pursuant to which Lender agreed to extend credit to Borrower, on a revolving basis, in an aggregate principal amount at any time outstanding not in excess of $15,000,000 (the "Loan"), as evidenced by that certain Promissory Note dated December 21, 2000 (the "Note"), and secured by, among other items, a Security Agreement dated December 21, 2000, as amended by First Amendment to Security Agreement dated February 28, 2001 (the "Security Agreement") executed by Borrower and Lender.

         B. Upon the terms and conditions set forth herein, Lender and Borrower desire to amend the Credit Agreement by documenting Lender's approval of the sale of CMed, removing CMed as a Borrower thereunder, releasing CMed from the Note and Security Agreement, and filing a UCC-3 to release the CMed assets from the UCC-1 Financing Statement filed by the Lender.

         C. All references herein to the Loan Documents shall refer collectively to the Credit Agreement, Note, Security Agreement, and any other instruments or documents evidencing, securing or relating to the Loan, as amended by this First Amendment.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         1. LENDER'S APPROVAL OF SALE OF Cmed (a wholly owned Subsidiary of Medtech). Pursuant to Section 6.5 of the Credit Agreement, Lender hereby consents to the sale of CMed by Medtech.

         2. MODIFICATION OF DEFINITION OF "BORROWER". The term "Borrower" as used in the Loan Documents is hereby modified to delete all references to CMed, and accordingly is hereby amended to collectively refer to, on a joint and several basis, Medtech, Civco and Biomed.

         3. RELEASE FROM NOTE. Lender hereby releases CMed from any and all obligations as a Borrower under the Note.



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         4. RELEASE FROM SECURITY AGREEMENT. Lender hereby releases CMed from any and all obligations as a Debtor under the Security Agreement, and agrees to execute a UCC-3 terminating that certain UCC-1 Financing Statement filed by Lender with the Minnesota Secretary of State on March 9, 2001.

         5. LOAN DOCUMENT AMENDMENTS. Each of the Loan Documents is hereby amended to conform to the amendments to the Credit Agreement set forth in Paragraphs 1, 2, 3 and 4 above.

         6. DOCUMENT RATIFICATION. Subject to the amendments set forth in Paragraphs 1, 2, 3 and 4 above, all of the terms and conditions contained in the Credit Agreement and the other Loan Documents, shall remain unmodified and in full force and effect.

         7. RELEASE. Except as specifically set forth herein, the execution of this First Amendment by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Loan Documents. Borrower hereby agrees that Lender has fully performed its obligations pursuant to the Loan Documents through the date hereof.

         8. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER. Borrower represents, warrants and covenants to Lender:

                  (a) No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

                  (b) There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

                  (c) Each and all representations and warranties of Borrower in the Loan Documents, are accurate on the date hereof.

                  (d) Borrower has no claims, counterclaims, defense, or set-offs with respect to the Loan or the Loan Documents as modified herein.

                  (e) The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

                  (f) Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this First Amendment.


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         9. CONTROLLING LAW. The terms and provisions of this First Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

         10. BINDING EFFECT. This First Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         11. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

         12. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any counterpart of this First Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this First Amendment identical in form hereto but having attached to it one or more additional signature pages.

         13. DEFINED TERMS. Capitalized terms not defined herein shall have the same meaning as set forth in the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                       BORROWER:

                                       COLORADO MEDTECH, INC., a Colorado
                                       corporation

                                       By:   /s/ Stephen K. Onody
                                             --------------------
                                       Name: Stephen K. Onody
                                       Its:  President

                                       CIVCO MEDICAL INSTRUMENTS CO., INC., an
                                       Iowa corporation

                                       By:   /s/ Stephen K. Onody
                                             --------------------
                                       Name: Stephen K. Onody
                                       Its:  Vice President

                                       BIOMED Y2K, INC., a Colorado corporation

                                       By:   /s/ Stephen K. Onody
                                             --------------------
                                       Name: Stephen K. Onody
                                       Its:  President


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                                       CMED CATHETER AND DISPOSABLES
                                       TECHNOLOGY, INC., a Minnesota corporation

                                       By:   /s/ Stephen K. Onody
                                             --------------------
                                       Name: Stephen K. Onody
                                       Its:  President


                                       LENDER:

                                       KEYBANK NATIONAL ASSOCIATION, a
                                       national banking association

                                       By:   /s/ Michelle K. Bushey
                                             ----------------------
                                       Name: Michelle K. Bushey
                                       Its:  Vice President